UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2024

BALLY’S CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	001-38850	20-0904604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Westminster Street Providence, RI	02903
(Address of Principal Executive Offices)	(Zip Code)

(401) 475-8474

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	BALY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 30, 2024, Bally’s Corporation, a Delaware corporation (the “Company”), entered into Amendment No. 2 (“Amendment No. 2”) to the Agreement and Plan of Merger dated as of July 25, 2024 (the “Merger Agreement” and, as amended by Amendment No. 1 (as defined below) and Amendment No. 2, the “Amended Merger Agreement”), by and among the Company, SG Parent LLC, a Delaware limited liability company (“Parent”), The Queen Casino & Entertainment, Inc., a Delaware corporation and affiliate of Parent (“Queen”), Epsilon Sub I, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub I”), Epsilon Sub II, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub II”, and together with the Company and Merger Sub I, the “Company Parties”), and, solely for purposes of specified provisions of the Merger Agreement, SG CQ Gaming LLC, a Delaware limited liability company (“SG Gaming” and together with Parent and Queen, the “Buyer Parties”). The Company Parties and the Buyer Parties entered into Amendment No. 1 to the Merger Agreement (“Amendment No. 1”) on August 27, 2024. Each of the Buyer Parties and the Company Parties is a party to the Amended Merger Amendment and is sometimes referred to herein as a “Party” and collectively as the “Parties.” Capitalized terms used herein but not otherwise defined have the meaning set forth in the Amended Merger Agreement. A copy of the Merger Agreement was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on July 25, 2024 and a copy of Amendment No. 1 was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on August 28, 2024, each of which are incorporated herein by reference.

Parent and SG Gaming are owned and controlled by Standard General L.P., a Delaware limited partnership (“Standard General”). Soohyung Kim is the Managing Partner and Chief Investment Officer of Standard General and is the Chairman of the Company’s Board of Directors (the “Board”). According to a Schedule 13D amendment filed by Standard General with the SEC on July 26, 2024, Standard General and Mr. Kim beneficially owned 10,589,849 shares of Company Common Stock, or 26.1 % of the Company Common Stock as calculated in accordance with SEC Rule 13d-3. Standard General and Mr. Kim each disclaim beneficial ownership of such shares except to the extent of its or his pecuniary interest in such shares.

Amendment No. 2 was entered into in order to further modify the provisions of the Merger Agreement, as amended by Amendment No. 1, for effecting Rolling Share Elections and providing that the Company will use commercially reasonable efforts to (i) take such actions as are necessary to have assigned to shares of Company Common Stock subject to a Rolling Share Election (“Rolling Company Shares”) a new CUSIP number (the “Rolling Company Share CUSIP”) and (ii) cause the Rolling Company Shares to be eligible for trading on the New York Stock Exchanges (the “NYSE”) under the ticker symbol BALY.T from the Election Deadline until the Company Effective Time. At the Company Effective Time, the Rolling Company Shares (including the Rolling Company Shares held by the parties to the Support Agreements) will be the only shares of Company Common Stock that remain outstanding and it is expected that all such Rolling Company Shares will continue to keep the Rolling Company Share CUSIP and the ticker symbol for such Rolling Company Shares on the NYSE will revert to the original BALY ticker symbol after the Company Merger

Amendment No. 2 provides that, in making any Rolling Share Election, each holder of shares of Company Common Stock (other than the Company or its Subsidiaries) will have the option to make a Rolling Share Election with respect to all or any portion of its shares of Company Common Stock, which may be rejected under certain circumstances, as set forth in the Amended Merger Agreement, by the Company or Parent. To be effective, Company Stockholders desiring to make a Rolling Share Election must properly complete, sign and submit to the Payment Agent a Rollover Share Election form (the “Election Form”) by 5:00 p.m. Eastern time on the date of the Special Meeting, or such later date mutually agreed by Parent and the Company (the “Election Deadline”). In making any Rolling Share Election, each record holder making such election that is accepted will be deemed to have elected and consented to have each such Rolling Company Share be assigned the Rolling Company Share CUSIP. In order to validly make Rolling Share Elections, stockholders desiring to make a Rolling Share Election will be required to waive appraisal rights in respect of any shares of Company Common Stock that they hold or may acquire that are subject to a Rolling Share Election. Any record holder of Company Common Stock who fails to properly submit an Election Form on or before the Election Deadline with respect to all or any portion of such holder’s shares of Company Common Stock will be deemed to have not made a Rolling Share Election with respect to such shares. Parent and the Company (subject to the prior approval by the Special Committee) reserve the right to cause one or more periods for Rolling Share Elections to be made prior to the Company Effective Time subject to such deadlines and procedures as they may determine to be necessary or appropriate.

As promptly as practicable after the Election Deadline (or any applicable election deadline following the initial Election Deadline), Bally’s will take such actions necessary to have assigned to the Rolling Company Shares the Rolling Company Share CUSIP and will use commercially reasonable efforts to cause the Rolling Company Shares assigned the new Rolling Company Share CUSIP to be eligible for trading on the NYSE under the ticker symbol BALY.T, from the Election Deadline until the Company Effective Time.

The Election Form may provide that the Company Stockholders making a Rolling Share Election agree (i) not to effect any sales or other transfers of the shares of Company Common Stock subject to the Rolling Share Election from the time of submission of the Election Form until the earliest of the Election Deadline, the proper revocation of a Rolling Share Election or the valid termination of the Amended Merger Agreement pursuant to the termination provisions thereof and (ii) after the Election Deadline, not to effect any sales or other transfer of any share of Company Common Stock subject to the Rolling Share Election (i.e., a Rolling Company Share) unless and until the Rolling Company Share CUSIP is assigned in respect of such Rolling Company Share until the earliest of the Company Effective Time, the revocation of a Rolling Share Election by Parent and/or the Company, as applicable, or the valid termination of the Amended Merger Agreement pursuant to the termination provisions thereof.

Any Election Form may be revoked by the applicable record holder of Company Common Stock prior to the Election Deadline. All Rolling Share Elections will be revoked automatically if the Payment Agent is notified in writing by Parent and the Company prior to or after the Election Deadline that the Amended Merger Agreement has been terminated pursuant to the termination provisions thereof. In addition, each of Parent and the Company will have the authority to revoke all or any part of a Rolling Share Election at any time prior to the Company Effective Time (both before or after the Election Deadline) if it determines in good faith that such election is reasonably likely to delay or prevent receipt of any of the Requisite Gaming Approvals or the holding of shares of Company Common Stock after Closing by the holder thereof is reasonably likely to adversely affect the conduct of Gaming Activities by the Surviving Corporation or any of its Subsidiaries after the Closing. If Rolling Share Elections are revoked in accordance with the foregoing provisions, the Company will notify promptly the applicable stockholder(s) thereof and follow the additional procedures set forth in Amendment No. 2.

Neither the Special Committee nor the Bally’s Board has made any recommendation with regard to whether any stockholders of the Company should take the Rolling Share Election or retain and hold the Rolling Company Shares, has not considered the terms and conditions of the Rolling Share Election or the Rolling Company Shares, and has not made any recommendation with regard to or the merits of retaining an investment in the Company.

The foregoing description of Amendment No. 2 is not complete and is subject to and qualified in its entirety by reference to Amendment No. 2, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment No. 2 and the above description of Amendment No. 2 have been included to provide investors with information regarding the terms of Amendment No. 2 and the transaction contemplated thereby and by the Amended Merger Agreement. Amendment No. 2 and the above description of Amendment No. 2 are not intended to provide any other factual information about the Company Parties, Buyer Parties or their respective subsidiaries or affiliates.

Cautionary Statement Concerning Forward-Looking Statements

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements in this communication include, but are not limited to, statements regarding the proposed transaction, the ability of the Company to complete the proposed transaction and the expected timing thereof and statements regarding the future prospects of the Company following the completion of the proposed transaction. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. As a result, these statements are not guarantees of future performance and actual events may differ materially from those expressed in or suggested by the forward-looking statements. Any forward-looking statement made by the Company in this report filed with the SEC and other public statements made from time-to-time speak only as of the date made. New risks and uncertainties come up from time to time, and it is impossible for the Company to predict or identify all such events or how they may affect it. The Company has no obligation, and does not intend, to update any forward-looking statements after the date hereof, except as required by federal securities laws. Factors that could cause these differences include, but are not limited to those included in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other reports filed by the Company with the SEC. These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

There are a number of factors that could have material adverse effects on our future results, performance or achievements and cause our actual results to differ materially from the forward-looking statements. These factors include, but are not limited to, (1) the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the Mergers, (2) the ability of the parties to satisfy the conditions precedent and consummate the proposed Mergers, (3) the timing of consummation of the proposed Mergers, (4) the ability of the parties to secure any required stockholder approval in a timely manner or on the terms desired or anticipated, (5) failure of the parties to obtain the financing required to consummate the Company Merger, (6) the ability to achieve anticipated benefits and savings expected from the proposed Mergers, (7) risks related to the potential disruption of management’s attention from the ongoing business operations of the Company due to the pending Mergers, (8) the Company’s operating results and businesses generally, (9) the outcome of any legal proceedings related to the proposed Mergers and (10) the general risks associated with the respective businesses of the Company and Queen, including the general volatility of the capital markets, terms and employment of capital, the volatility of the Company’s share price, interest rates or general economy, potential adverse effects or changes to the relationships with the parties’ customers, competitors, suppliers or employees or other parties resulting from the announcement, pendency or completion of the proposed Mergers, unpredictability and severity of catastrophic events, including but not limited to the risks related to the effects of pandemics and global outbreaks of contagious diseases (such as the COVID-19 pandemic) and domestic or geopolitical crises, such as terrorism, military conflict (including the outbreak of hostilities between Russia and Ukraine and Israel and Hamas), war or the perception that hostilities may be imminent, political instability or civil unrest, or other conflict.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving the Company, Standard General, and Queen. In connection with the proposed transaction, (i) the Company filed with the SEC a preliminary proxy statement on Schedule 14A on August 28, 2024 and an amended preliminary copy of which was filed with the SEC on September 30, 2024, and (ii) certain participants in the transaction, including the Company, Standard General and Queen, jointly filed with the SEC a Schedule 13E-3 Transaction Statement on August 28, 2024, and an Amendment thereto was filed with the SEC on September 30, which will contain important information on the Company, Standard General, Queen and the transaction, including the terms and conditions of the transaction. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement, the Schedule 13E-3 and a proxy card to each stockholder of the Company entitled to vote at the Company Stockholders Meeting. Prior to the closing, the Company will distribute election forms to its stockholders for use by stockholders to consider making a rollover election with respect to all or a portion of their stock in the Company. This communication is not a substitute for the proxy statement, the Schedule 13E-3 Transaction Statement, the election form or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. The materials to be filed by the Company will be made available to the Company’s investors and stockholders at no expense to them and copies may be obtained free of charge on the Company’s website at www.ballys.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Investors and stockholders of the Company are urged to read the proxy statement, the Schedule 13E-3 Transaction Statement, the election form and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction because they contain important information about the Company, Standard General, Queen and the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval.

Participants in the Proxy Solicitation:

The Company and its directors, executive officers, other members of its management and employees, and Standard General, Queen and their respective directors, executive officers and other members of their respective management and employees, may be deemed to be participants in the solicitation of proxies of the Company stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s executive officers and directors in the solicitation by reading the Company’s proxy statement on Schedule 14A filed with the SEC on April 5, 2024, in connection with its 2024 annual meeting of stockholders. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of the other participants in the solicitation by reading the proxy statement, the Schedule 13E-3 Transaction Statement, the election form and other relevant materials that have been or will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in such proxy statement relating to the proposed transaction, a preliminary copy of which was filed with the SEC on August 28, 2024 and an amended preliminary copy of which was filed with the SEC on September 30, 2024, Amendment No. 1 which was filed with the SEC on August 28, 2024, Amendment No. 2 which was filed with the SEC on September 30, 2024 and the Schedule 13E-3 Transaction Statement which was filed with the SEC on August 28, 2024, and an Amendment thereto was filed with the SEC on September 30, 2024.

STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, THE SCHEDULE 13E-3 TRANSACTION STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TRANSACTION.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
2.1*	Amendment No. 2 to the Agreement and Plan of Merger, dated as of September 30, 2024, by and among Parent, Queen, Merger Sub I, Merger Sub II, the Company and, solely for purposes of specified provisions of the Merger Agreement, SG Gaming.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules (or similar attachments) have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any such schedules or similar attachments to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY’S CORPORATION.

Date: September 30, 2024	By:	/s/ Kim M. Barker
Kim M. Barker
Chief Legal Officer

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